SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2003
                       -------------------

                       NORTHEAST UTILITIES
                  Commission File Number 1-5324
State of Incorporation - MASSACHUSETTS       IRS. No.  04-2147929

             THE CONNECTICUT LIGHT AND POWER COMPANY
                 Commission File Number 1-11419
State of Incorporation -  CONNECTICUT        IRS No.   06-0303850

             PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                  Commission File Number 1-6392
State of Incorporation - NEW HAMPSHIRE       IRS No.   02-0181050

             WESTERN MASSACHUSETTS ELECTRIC COMPANY
                  Commission File Number 0-7624
  State of Incorporation - MASSACHUSETTS  IRS No.   04-1961130

               -------------------      ----------

    (State or other jurisdiction of     (I.R.S. Employer
     incorporation or organization)     Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS     01090-0010
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Address of principal executive offices Northeast Utilities) (Zip Code)

                         (413) 785-5871
                         --------------
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 9.   Regulation FD Disclosure

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                          EXHIBIT INDEX

Exhibit 99     Slide Presentation before the EEI Fall Conference.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                         PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                         WESTERN MASSACHUSETTS ELECTRIC COMPANY
                         (Registrants)


                         By: /s/ Randy A. Shoop
                             Name:  Randy A. Shoop
                             Title: Assistant Treasurer - Finance


                         THE CONNECTICUT LIGHT AND POWER COMPANY


                         By:    /s/ Randy A. Shoop
                         Name:  Randy A. Shoop
                                Title: Assistant Treasurer - Finance
                                of Northeast Utilities Service Company,
                                as Agent for
                                THE CONNECTICUT LIGHT AND POWER COMPANY


Date:  October 27, 2003